UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2010
ANCESTRY.COM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34518	26-1235962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT	84604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 705-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.
On April 29, 2010, the Registrant announced via a press release its preliminary results of operations for its quarter ended March 31, 2010. A copy of the press release is attached as Exhibit 99.1 hereto.
The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibit	Description

	99.1	Press release dated April 29, 2010 by the Registrant, reporting its preliminary results of operations for its quarter ended March 31, 2010 (furnished and not filed herewith as described in Item 2.02).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM INC. (Registrant)
Date: April 29, 2010	By:	/s/ William C. Stern
William C. Stern
General Counsel

INDEX OF EXHIBITS

Exhibit	Description
99.1	Press release dated April 29, 2010 by the Registrant, reporting its preliminary results of operations for its quarter ended March 31, 2010 (furnished and not filed herewith as described in Item 2.02).